Exhibit 99.7
DIRECTORS AND SENIOR MANAGEMENT DEFERRED COMPENSATION PLAN
TRUST AGREEMENT
     THIS TRUST AGREEMENT is dated the 18th day of OCTOBER, 1999 (the “Effective Date”), by and between FNB Southeast (formerly the First National Bank of Reidsville), a wholly-owned subsidiary of FNB Financial Services Corporation, a bank holding corporation, and Morgan Trust Company (the “Trustee”);
     WHEREAS, FNB Southeast (the “Company”) previously adopted the Directors and Senior Management Deferred Compensation Plan (the “Plan”), effective January 1, 1994;
     WHEREAS, the Company previously purchased corporate-owned life insurance policies (the “Insurance Policies,”) as a means of providing benefits under the Plan;
     WHEREAS, the Company wishes to establish a trust (the “Trust”) and contribute assets, including the Insurance Policies, to the Trust to be held subject to the claims of the Company’s creditors in the event of the Company’s Insolvency (as defined below), until paid to Plan participants and their beneficiaries pursuant to the Plan; and
     WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded Plan maintained for the purpose of providing deferred compensation for select groups of employees under Title I of the Employee Retirement Income Security Act of 1974;
     NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:
     1. Establishment of Trust.
          (a) The Company hereby establishes the Trust for purposes of the Plan. The Trust shall include the Insurance Policies, and money and other property acceptable to the Trustee as from time to time shall be paid or delivered to the Trustee. The Insurance Policies and all such money and other property, all investments and reinvestments made therewith or proceeds thereof and all earnings and profits thereon, less all payments and charges as authorized herein, shall constitute the “Trust Fund” or “Trust.”
          (b) The Trust shall be irrevocable. Subject to Section 7, all Trust assets shall be held for the exclusive purposes of providing accrued benefits to participants in the Plan and their beneficiaries and defraying the expenses of the Trust in accordance with this Trust Agreement.
          (c) The Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of subpart E, part 1, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended (the “Code”), and shall be construed accordingly.
          (d) The Trustee of the Trust shall accept the Trust on the terms and subject to the provisions set forth herein, and shall discharge and perform fully and faithfully all of the duties and obligations imposed upon it under this Trust Agreement.
          (e) The principal of the Trust and any earnings thereon shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes set forth herein. The Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust prior to the time such assets are paid to them or their beneficiaries, as provided herein. All rights created under this Trust Agreement shall be mere unsecured contractual rights of the Plan participants and their beneficiaries against the Company. Any assets held by the Trust will be subject to the claims of the Company’s general creditors under federal and state law in the event of Insolvency (as defined herein) to the extent provided by Section 7.
     2. Contributions of the Company.
          (a) The Company herewith transfers the Insurance Policies to the Trust, to be held, administered and the proceeds thereof distributed by the Trustee as provided in this Trust Agreement. The Insurance Policies that are transferred herewith are set forth on Exhibit A attached hereto.
          (b) The Company herewith deposits with the Trustee, in trust, the sum of                                          Dollars ($                     ), which is the total cash compensation deferred by the participants in the Plan prior to the Effective Date plus the earnings thereon.
          (c) The Company shall contribute to the Trust the amounts necessary for the required premium payments on the Insurance Policies on or before the date such payments become due, or shall make such payments directly to the appropriate insurance carriers. Nothing in this Trust Agreement shall relieve the Company of its obligation to pay such premiums when due, except to the extent that such premiums are paid by the Trustee from amounts contributed by the Company to the Trust for such purpose.
          (d) The Company shall deposit with the Trustee, no less frequently than quarterly, the amount of the cash compensation deferred by Plan participants after the Effective Date.
          (e) The Company, in its sole discretion, may at any time and from time to time make additional contributions of cash or other property to the Trust, and any such additional contributions shall be held, administered and distributed in accordance with the terms of this Trust Agreement. The Trustee shall not be liable for any failure by the Company to contribute amounts sufficient to pay all accrued benefits under the Plan.

          (f) Upon a Change of Control (as defined below) or upon the termination of the Plan by the Company, the Company shall, as soon as practicable but no later than thirty (30) days following the Change of Control, contribute to the Trust (or pay directly to the insurance carriers, as applicable) an amount sufficient to pay the remaining unpaid premiums under the Insurance Policies.
     3. Premium Payments.
          (a) The Trustee shall make premium payments when due under the Insurance Policies from the amounts contributed for such purposes by the Company and any earnings thereon, unless such payments are made by the Company directly to the insurance carriers, as applicable.
          (b) The Trustee may, in its discretion, institute an action to collect contributions due the Trust to pay the premium payments under the Insurance Policies if the Company’s contributions for such purpose and the earnings thereon are not sufficient to make such premium payments when due. The Trustee shall not be liable to pay such premium payments to the extent they exceed amounts contributed by the Company to the Trust for such purpose and any earnings thereon.
     4. Disposition of Income.
          All income upon the principal of the Trust (net of amounts due the Trustee pursuant to Section 10, other costs and expenses in administering the Trust, and any investment losses (including capital losses, which shall be specifically allocated to income notwithstanding any other provision of law)) shall be accumulated, reinvested and made available for benefit payments under Section 6.
     5. Payments to Company.
          Except as provided in Section 7, the Company shall have no right or power to direct the Trustee to return to the Company or to defer to others any of the Trust assets before all payment of benefits have been made to the Plan participants and their beneficiaries under the Plan.
     6. Payments to Plan Participants and their Beneficiaries.
          (a) The Company shall deliver to the Trustee a schedule (the “Payment Schedule”) that indicates the amounts payable with respect to each Plan participant and his or her beneficiaries, that provides a formula or other instructions acceptable to the Trustee for determining the amounts so payable, the form in which such amount is to be paid, and the time of commencement for payment of such amounts. Except as otherwise provided herein, the Trustee shall make payments to the Plan participants or their beneficiaries in accordance with such Payment Schedule. The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Company.
          (b) The entitlement of a Plan participant or his or her beneficiaries to receive benefits under the Plan shall be determined by the Company or such party as it shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set forth in the Plan.
          (c) The Company may pay benefits directly to the Plan participants or their beneficiaries as they become due under the terms of the Plan. The Company shall notify the Trustee in advance of its decision to make such direct payments of benefits. In addition, if the Trust assets are not sufficient to pay benefits in accordance with the terms of the Plan, the Trustee shall notify the Company, and the Company shall make contributions to the Trust to the extent of any such insufficiency or make the balance of each payment as it becomes due.
     7. Trustee Responsibility Regarding Payments When Company is Insolvent.
          (a) The Trustee shall cease payments hereunder to Plan participants and their beneficiaries if the Company is Insolvent. The Company shall be considered “Insolvent” for purposes of this Trust Agreement if (i) the Company is unable to pay its debts as they become due, or (ii) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.
          (b) At all times during the term of this Trust, the principal and undistributed income of the Trust shall be subject to claims of general creditors of the Company under federal and state law, as set forth below.
               (i) The Board of Directors of the Company shall have the duty to inform the Trustee in writing of the Company’s Insolvency. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall determine whether the Company is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to the participants in the Plan or their beneficiaries.
               (ii) Unless the Trustee has actual knowledge of the Company’s Insolvency, or has received notice from the Company or a person claiming to be a creditor alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent. The Trustee may in all events rely on such evidence concerning the Company’s solvency as may be furnished to the Trustee that provides the Trustee with a reasonable basis for making a determination concerning the Company’s Insolvency.
               (iii) If at any time the Trustee has determined that the Company is Insolvent, the Trustee shall discontinue payments to the Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of the Company’s general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of the Plan participants or their beneficiaries to pursue their rights as general creditors of the Company with respect to payments due hereunder or otherwise.
               (iv) The Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Section 6 only after the Trustee has determined that the Company is not Insolvent (or is no longer Insolvent).
          (c) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to Section 7(b) and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to the Plan participants and their beneficiaries hereunder for the period of such discontinuance, less the aggregate amount of any payments made to the Plan participants and their beneficiaries in lieu of the payments provided for hereunder during any such period of discontinuance.
     8. Investment Authority.
          The Trustee shall have the investment powers, duties and responsibilities with respect to the assets of the Trust apart from the Insurance Policies as follows:
          (a) To invest and reinvest the Trust Fund, together with the income therefrom, in common stock, preferred stock, convertible preferred stock, bonds, debentures, convertible debentures and bonds, mortgages, notes, commercial paper and other evidences of indebtedness (including those issued by the Trustee), shares of mutual funds (which funds may be sponsored, managed or offered by an affiliate of the Trustee), guaranteed investment contracts, bank investment contracts, other securities, policies of life insurance, annuity contracts, options, options to buy or sell securities or other assets, and all other property of any type (personal, real or mixed, and tangible or intangible);
          (b) To deposit or invest all or any part of the Trust Fund in savings accounts or certificates of deposit or other deposits in a bank or saving and loan association or other depository institution, including the Trustee or any of its affiliates, provided with respect to such deposits with the Trustee or an affiliate the deposits bear a reasonable interest rate;
          (c) To hold, manage, improve, repair and control all property, real or personal, forming part of the Trust Fund, to sell, convey, transfer, exchange, partition, lease for any term, even extending beyond the duration of this Trust, and otherwise dispose of the same from time to time;
          (d) To hold in cash without liability for interest, such portion of the Trust Fund as is pending investments, or payment of expenses, or the distribution of benefits;

          (e) To take such actions as may be necessary or desirable to protect the Trust and from loss due to the default on mortgages held in the Trust including the appointment of agents or trustees in such other jurisdictions as may seem desirable, to transfer property to such agents or trustees, to grant to such agents such powers as are necessary or desirable to protect the Trust Fund, to direct such agent or trustee, or to delegate such power to direct, and to remove such agent or transfer;
          (f) To settle, compromise or abandon all claims and demands in favor of or against the Trust;
          (g) To exercise all of the further rights, powers, options and privileges granted, provided for, or vested in trustees generally under the laws of the state in which the Trustee is incorporated as set forth above, so that the powers conferred upon the Trustee herein shall not be in limitation of any authority conferred by laws, but shall be in addition thereto;
          (h) To maintain accounts at, execute transactions through, and lend bonds or other securities to, any brokerage or other firm, including any firm which is an affiliate of the Trustee.
          (i) Neither the Company nor the Trustee shall have any liability to reimburse the Trust for any losses arising out of any investment made pursuant to this Section 8. All deposits shall be in the name of the Trustee as trustee hereunder, or in the name of its nominee.
          (j) In no event may the Trustee invest in securities (including stock or rights to acquire stock) or obligations issued by the Company, other than a de minimis amount held in common investment vehicles in which the Trustee invests. All rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no exercisable by or rest with Plan participants.
     9. Segregated Investments.
          (a) At the discretion of the administrator of the Plan (the “Administrator”), participants may be permitted to instruct the Trustee in writing regarding the investment of funds in their accounts, subject to this Section 9. Such investment accounts shall be segregated and shall be valued separately by the Trustee. Valuations of such accounts shall be made at such times as the administrator may require and as are agreed upon by the Administrator and the Trustee, including daily valuations and telephone access to account information. In no event, for valuation purposes, shall the property constituting such separate accounts, or the net income or loss thereon, be commingled with other participants’ accounts. Such separate accounts may be charged with their proportionate share of any general expenses charged to the Trust or with the full share of any expense incurred directly or indirectly in connection with such accounts.
          (b) Neither the Administrator nor the Trustee shall be under any obligation to approve or disapprove any specific investment medium or any participant investment instruction.

     Administrator nor the Trustee, if applicable, shall have any liability for any losses or damage that may occur or result from (i) the approval of or failure to approve of any specific investment medium; (ii) the imposition of any administrative rules relating to the timing of investment elections of any sort; or (iii) any administrative delay in carrying out or failure to carry out investment elections within a specified time.
          (c) The Administrator may at any time make such uniform and nondiscriminatory rules as it determines necessary regarding the administration of Plan investments in general and participant investment instruction in particular. The Administrator and Trustee may also develop and maintain rules governing the rights of participants to change their investment instructions and the frequency with which such changes can be made.
     10. Taxes, Expenses and Compensation of Trustee.
          (a) It is the intention of the Company to have the Trust treated as an asset of the Company to be used to satisfy the Company’s legal liabilities under the Plan in respect of all of the participants. The Company agrees that all income, deductions and credits of the Trust belong to the Company as owners for income tax purposes and will be included in the Company’s income tax returns.
          (b) The Company shall from time to time pay taxes (including interest and applicable penalties) of any and all kinds whatsoever that at any time are lawfully levied upon or become payable with respect to the Trust, the income or any property forming a part thereof or any security transaction pertaining thereto. To the extent that any taxes levied or assessed upon the Trust are not paid by the Company, or contested by the Company pursuant to this Section 10, the Trustee shall pay such taxes out of the Trust, and the Company shall, upon demand by the Trustee, deposit into the Trust an amount equal to the amount paid from the Trust to satisfy such tax liability. If requested by the Company, the Trustee shall, at the Company’s expense, contest the validity of such taxes in any manner deemed appropriate by the Company or their counsel, but only if the Trustee has received an indemnity bond or other security satisfactory to it to pay any expenses of such contest. Alternatively, the Company may itself contest the validity of any such taxes, but no such contest shall affect the Company’s obligation to reimburse the Trust for taxes paid from the Trust.
          (c) The Trustee shall be paid as compensation by the Company the amount of its fees in accordance with a fee schedule agreed to by the Company and the Trustee. The Trustee shall be reimbursed by the Company for its reasonable expenses of management and administration of the Trust, including reasonable compensation of any agent engaged by the Trustee to assist it in such management and administration. The Trustee shall be able to charge the Trust for such compensation and for any reasonable expenses including counsel, appraisal or accounting fees, and the same may be deducted from the Trust unless paid by the Company within sixty (60) days after the Company receives written billing by the Trustee; provided that this Section 10(c) shall not apply while a dispute over the amount of such charges exists. Except with respect to such expenses and fees, the Trustee shall apply the rules stated in the North

Carolina Revised Uniform Principal and Income Act in determining whether disbursements shall be paid out of income or principal.
     11. Accounting by Trustee.
          The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the Company and the Trustee. Within sixty (60) days following the close of each calendar year and within sixty (60) days after the removal or resignation of the Trustee pursuant to Section 14, the Trustee shall deliver to the Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.
     12. Responsibility of Trustee.
          (a) The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Company which is contemplated by, and in conformity with, the terms of the Plan or this Trust and is given in writing by the Company. In the event of a dispute between the Company and any party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute. The Company agrees to indemnify the Trustee against the Trustee’s reasonable costs, expenses and liabilities (including, without limitation, reasonable attorneys’ fees and expenses) arising out of or relating to any action or inaction taken by the Trustee in reliance upon direction, request or approval properly given by the Company in accordance with this Trust Agreement.
          (b) If the Trustee undertakes or defends any litigation arising in connection with this Trust, the Company agrees to indemnify the Trustee against the Trustee’s reasonable costs, expenses and liabilities (including, without limitation, reasonable attorneys’ fees and expenses) relating thereto and to be primarily liable for such payments. If the Company does not pay such costs, expenses and liabilities in a reasonably timely manner, the Trustee may obtain payment from the Trust.
          (c) The Trustee may consult with legal counsel (who may also be counsel for the Company generally) with respect to any of the Trustee’s duties or obligations hereunder. The Trustee may hire agents, accountant, actuaries, investment advisors, financial consultants or other professional to assist it in performing any of its duties or obligations hereunder.

          (d) The Trustee shall have, without exclusion, all powers conferred on Trustees by applicable law, unless expressly provided otherwise herein; provided, however, that with respect to the Insurance Policies held as assets of the Trust, the Trustee shall have no power to name a beneficiary of the policies other than the Trustee, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.
          (e) Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Code.
     13. Affiliates of the Trustee;Dealing with Affiliated Companies.
          (a) Affiliation, The Trustee is a wholly-owned subsidiary of Morgan Keegan, Incorporated (the “Holding Company”). Other corporations owned by the Holding Company include Morgan Keegan & Co., and Morgan Asset Management Incorporated (both of such subsidiaries, any other subsidiary of the Holding Company and the Holding Company itself are collectively referred to herein as the “Affiliated Companies”).
          (b) Use of Affiliated Companies. In exercising its authority under the terms of this Agreement, the Trustee is authorized to engage the services of any Affiliated Company and is further authorized to employ and to delegate any of its powers which under state law are subject to delegation by a fiduciary, to such agents, attorneys or accountants as the Trustee may deem necessary or proper. As appropriate, the Trustee may pay for services rendered by any such agents or by an Affiliated Company as an administration expense of the Trust.
          (c) Specific Authorization. Without limiting the generality of the foregoing, Trustee is specifically authorized to engage the services of an Affiliated Company to:
               (i) manage or advise on the investments of the property of the Trust;
               (ii) invest in mutual funds sponsored, advised, managed, distributed or underwritten by an Affiliated Company or with respect to which services are provided by an Affiliated Company and from which any Affiliated Company may receive compensation;
               (iii) act as a broker or dealer to execute transactions and to provide other services with respect to the Trust, including the purchase and sale of any securities currently or subsequently offered, distributed, underwritten, issued or otherwise made available by an Affiliated Company at standard commission rates, mark-ups or concessions as may be agreed to an Affiliated Company;

               (iv) provide other management or investment services with respect to the Trust, including custody of any or all assets of the Trust, directly through sub-custodians or other intermediaries.
          (d) Compensation and Services with respect to Affiliated Companies. In the exercise of its duties under this Agreement, the Trustee may receive credit or other compensation from an Affiliated Company for any services the Trustee may perform, may exchange services with an Affiliated Company, and may cause or permit the property of the Trust, or any part of it, to be held, maintained or managed in accounts or deposits administered in any jurisdiction inside or outside of the United States, and may hold any property of the Trust in the name of a nominee of any Affiliated Company.
     14. Resignation and Removal of Trustee.
          (a) The Trustee may resign at any time by written notice to the Company, which resignation shall be effective no fewer than thirty (30) days after receipt of such notice ; unless the Company and the Trustee agree otherwise.
          (b) In the absence of a Change of Control (as hereinafter defined), the Company may remove the Trustee at any time by written notice to the Trustee.
          (c) Upon a Change of Control, the Company shall cease to have the right to remove the Trustee for a period of two (2) years following the date of the Change of Control.
          (d) If the Trustee resigns or is removed, a successor Trustee shall be appointed, in accordance with Section 15 hereof, by the effective date of resignation or removal.
          (e) Upon the appointment of a successor Trustee, all assets of the Trust shall be transferred to the successor Trustee. The transfer shall be completed within thirty (30) days after the date on which the successor Trustee begins to serve as successor Trustee, unless the Company agrees in writing to extend this time limit.
     15. Appointment of Successor Trustee.
          (a) Within thirty (30) days following the resignation or removal of the Trustee in accordance with Section 14(a) or 14(b), the Company shall appoint a bank trust department or other third party that may be granted corporate trustee powers under state law, as a successor to replace the Trustee.
          (b) If the Trustee resigns or is removed within two (2) years following a Change of Control (as hereinafter defined), the Trustee shall appoint a bank trust department or other third party that may be granted corporate trustee powers under state law, as successor to replace the Trustee. The Trustee and the Company shall obtain the written consent of the Plan participants and their beneficiaries to the entity chosen as successor Trustee in advance of making such appointment. If the Company does not appoint a successor Trustee within this thirty (30) day period, or if the Company is unable to obtain the Plan participants and their beneficiaries’ written consent to the entity chosen as successor Trustee, the Trustee or the Company may petition a court of competent jurisdiction to name a successor.
          (c) The appointment of a successor Trustee shall be effective when accepted in writing by the successor Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the Company or the successor Trustee to evidence the transfer.
          (d) The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to the terms of this Trust Agreement. The successor Trustee shall not be responsible for and the Company shall indemnify and defend the Successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event or any condition existing at the time it becomes successor Trustee.
     16. Amendment.
          (a) This Trust Agreement may be amended by a written instrument executed by the Trustee and the Company; provided, however, that Section 8 of this Trust Agreement may be amended by a written instrument executed by the Trustee and the Chief Financial Officer/ Treasurer of the Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable.
          (b) No section of this Trust Agreement may be amended by the Company for two (2) years following a Change of Control, as defined herein.
     17. Termination.
          (a) Except as provided in this Section 17, the Trust shall continue in existence and not terminate until the date on which the Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the Plan.
          (b) Upon advance unanimous written approval of the Plan participants or their beneficiaries entitled to payment of benefits pursuant to the Plan, the Company may terminate this Trust prior to the time all payments hereunder have been made.
          (c) Upon termination of the Trust, any assets remaining in the Trust shall be returned to the Company.
     18. Spendthrift Clause.
          No title to the Trust assets or the income therefrom shall vest in any Plan participant or his or her beneficiaries, and neither the principal of nor the income from any such trust shall be liable for the debts of any Plan participant or his or her beneficiaries, including but not limited to any debts that may arise upon a Plan participant’s or his or her beneficiary’s insolvency or bankruptcy. No Plan participant or his or her beneficiaries shall have any power to sell, assign, transfer, encumber, anticipate or otherwise dispose of his or its interest in the Trust or its assets as a beneficiary or distributee prior to the actual payment or distribution thereof by the Trustee to him or her, and any attempt of any Plan participant or his or her beneficiaries so to do shall be disregarded by the Trustee.
     19. Miscellaneous.
          (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.
          (b) Notwithstanding anything to the contrary contained elsewhere in this Trust Agreement, any reference to the Plan or Plan provisions which require knowledge or interpretation of the Plan shall impose a duty upon the Company to communicate such knowledge or interpretation to the Trustee. The Trustee shall have no obligation to know or interpret any portion of the Plan and shall in no way be liable for any proper action taken contrary to the Plan.
          (c) Payment to which the Plan participants and their beneficiaries may be entitled hereunder may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.
          (d) This Trust Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, Without regard to its choice of law provisions.
          (e) All notices to any party hereunder shall be in writing and shall be given by registered or certified mail at the following addresses or at such other addresses as the parties hereto or the Plan participants and their beneficiaries may designate from time to time in writing:

Trustee:	MORGAN TRUST CO.
ATTN: W. FRED SPEAKMAN, JR.
735 BROAD ST.
CHATTANOOGA, TN 37402

The Company:	RICHARD L. POWELL
FNB SOUTHEAST
P.O. BOX 2037
REIDSVILLE, NC 27323-2037

          (f) The section headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Trust Agreement.
          (g) The provisions of this Trust Agreement shall be binding upon and shall inure to the benefit of the parties hereto and the Plan participants and their beneficiaries and their respective heirs, representatives, Successors and assigns.
     20. Change of Control. For purposes of this Trust Agreement, “Change of Control” shall mean:
          (a) The purchase or other acquisition by any person, entity or group of persons, within the meaning of Section 14(d) or 15(d) of the Securities Exchange Act of 1934 (“Act”) or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13-3 promulgated under the Act), of thirty (30%) percent or more of either the outstanding shares of common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally;
          (b) The approval by the shareholders of the Company of a reorganization, merger, or consolidation, pursuant to which the shareholders of the Company immediately prior to such reorganization, merger or consolidation cease, immediately thereafter, to own more than fifty (50%) percent of the combined voting power of the reorganized, merged or consolidated Company’s then outstanding securities entitled to vote generally in the election of directors;
          (c) A liquidation or dissolution of the Company; or
          (d) The sale of all or substantially all of the Company’s assets.

     IN WITNESS WHEREOF, the parties hereto have executed this Trust Agreement under seal effective as of the day and year first above written, the corporate parties acting through duly authorized officers.

TRUSTEE:	MORGAN TRUST COMPANY

	By:	/s/ W. Fred Speakman, Jr.

SVP
COMPANY:	FNB SOUTHEAST

	By:	/s/ Richard Powell, SVP

FNB Southeast
ATTEST:

/s/ Patricia S. Smith

     Exhibit A